Exhibit 10.1

FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of August 28, 2020 ("Fifth Amendment Closing Date") is made by and among Koppers Inc., a Pennsylvania corporation (the "Borrower"), the Guarantors (as defined in the Credit Agreement (as hereinafter defined)), the LENDERS (as defined in the Credit Agreement), and PNC Bank, National Association, as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent").

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of February 17, 2017, as amended by a First Amendment to Credit Agreement dated as of February 26, 2018, as amended by a Second Amendment to Credit Agreement and Joinder dated as of April 10, 2018, as amended by a Third Amendment to Credit Agreement, dated as of May 1, 2019, and as amended by a Fourth Amendment to Credit Agreement (the "Fourth Amendment to Credit Agreement"), dated as of February 26, 2020 (as so amended, the "Credit Agreement"); and

WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Credit Agreement and the Lenders are willing to effect such credit accommodations upon and subject to the terms and conditions of this Amendment.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1.Definitions.  Except as set forth in this Amendment, defined terms used herein shall have the meanings given to them in the Credit Agreement.

2.Amendment to Section 1.1 [Certain Definitions].  Section 1.1 of the Credit Agreement is hereby amended as follows:

(a)The definition of "Covered Entity" added to the Credit Agreement pursuant to the terms of the Fourth Amendment to Credit Agreement is hereby amended to add "QFC" before "Covered Entity" such that the new defined term is "QFC Covered Entity" and such definition shall be moved to its appropriate alphabetical order.

3.Amendment to Section 8.2.13 [Issuance of Stock].  Section 8.2.13 of the Credit Agreement is hereby amended and restated as follows:

"8.2.13Issuance of Stock.  Neither Holdings nor the Borrower shall issue any capital stock, options or warrants, the effect of which would result in a Change of Control.  Other than (a) as permitted under Sections 8.2.5 and 8.2.9, or (b) issuance of capital stock by one Subsidiary which is not a Loan Party to another Subsidiary which is not a Loan Party, each of the Loan Parties other than the Borrower and Holdings shall not, and shall not permit any of its Subsidiaries to, issue any additional shares of its capital stock or any options, warrants or other rights in respect thereof."

4.Amendment to Section 11.17 [Acknowledgement Regarding Any Supported QFCs].  The reference to "Covered Entity" contained in Section 11.17 is hereby deleted and replaced by a reference to "QFC Covered Entity".

5.Conditions Precedent.  The Loan Parties and the Lenders acknowledge and agree that the amendments set forth herein shall only be effective upon the occurrence of all the following conditions precedent:

(a)Amendment.  The Loan Parties, the Administrative Agent and the Required Lenders shall have executed and delivered this Amendment to the Administrative Agent.

(b)Miscellaneous.  The Administrative Agent shall have received such other documents, agreements, instruments, deliverables and items deemed necessary by the Administrative Agent.

6.Representations, Warranties and Covenants.  The Borrower and each Guarantor covenants and agrees with and represents and warrants to the Administrative Agent and the Lenders as follows:

(a)the Borrower’s and Guarantors’ obligations under the Credit Agreement, as modified hereby, are and shall remain secured by the Collateral, pursuant to the terms of the Credit Agreement and the other Loan Documents;

(b)the Borrower and each of the Guarantors possesses all of the powers requisite for it to enter into and carry out the transactions of the Borrower and each Guarantor referred to herein and to execute, enter into and perform the terms and conditions of this Amendment, the Credit Agreement and the other Loan Documents and any other documents contemplated herein that are to be performed by the Borrower or such Guarantor; any and all actions required or necessary pursuant to the Borrower’s or such Guarantor’s organizational documents or otherwise have been taken to authorize the due execution, delivery and performance by the Borrower and such Guarantor of the terms and conditions of this Amendment; the officers of the Borrower and each Guarantor executing this Amendment are the duly elected, qualified, acting and incumbent officers of such Loan Party and hold the titles set forth below their names on the signature lines of this Amendment; and such execution, delivery and performance will not conflict with, constitute a default under or result in a breach of any applicable law or any agreement, instrument, order, writ, judgment, injunction or decree to which the Borrower or such Guarantor is a party or by which the Borrower or such Guarantor or any of its properties is bound, and that all consents, authorizations and/or approvals required or necessary from any third parties in connection with the entry into, delivery and performance by the Borrower and such Guarantor of the terms and conditions of this Amendment, the Credit Agreement, the other Loan Documents and the transactions contemplated hereby have been obtained by the Borrower and such Guarantor and are in full force and effect;

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(c)this Amendment, the Credit Agreement, and the other Loan Documents constitute the valid and legally binding obligations of the Borrower and each Guarantor, enforceable against the Borrower and each Guarantor in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws and by general equitable principles, whether enforcement is sought by proceedings at law or in equity;

(d)all representations and warranties made by the Borrower and each Guarantor in the Credit Agreement and the other Loan Documents are true and correct in all material respects (or in the case of any such representation and warranty that is qualified by materiality or reference to Material Adverse Change, in all respects) as of the date hereof, except to the extent that any such representation and warranty relates to a specific date, in which case such representation and warranty shall be true and correct in all material respects (or in the case of any such representation and warranty that is qualified by materiality or reference to Material Adverse Change, in all respects) as of such earlier date, with the same force and effect as if all such representations and warranties were fully set forth herein and made as of the date hereof and the Borrower and each Guarantor has complied with all covenants and undertakings in the Credit Agreement and the other Loan Documents;

(e)no Event of Default or Potential Default has occurred and is continuing under the Credit Agreement or the other Loan Documents; there exist no defenses, offsets, counterclaims or other claims with respect to the Borrower’s or any Guarantor’s obligations and liabilities under the Credit Agreement or any of the other Loan Documents; and

(f)the Borrower and each Guarantor hereby ratifies and confirms in full its duties and obligations under the Credit Agreement, the Guaranty Agreement, and the other Loan Documents applicable to it, each as modified hereby.

7.Incorporation into Credit Agreement and other Loan Documents.  This Amendment shall be incorporated into the Credit Agreement by this reference and each reference to the Credit Agreement that is made in the Credit Agreement or any other document executed or to be executed in connection therewith shall hereafter be construed as a reference to the Credit Agreement as amended hereby.  The term "Loan Documents" as defined in the Credit Agreement shall include this Amendment.

8.Severability.  If any one or more of the provisions contained in this Amendment, the Credit Agreement, or the other Loan Documents shall be held invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained in this Amendment, the Credit Agreement or the other Loan Documents shall not in any way be affected or impaired thereby, and this Amendment shall otherwise remain in full force and effect.

9.Successors and Assigns.  This Amendment shall apply to and be binding upon the Borrower and each Guarantor in all respects and shall inure to the benefit of each of the Administrative Agent and the Lenders and their respective successors and assigns, provided that

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neither the Borrower nor any Guarantor may assign, transfer or delegate its duties and obligations hereunder.  Nothing expressed or referred to in this Amendment is intended or shall be construed to give any person or entity other than the parties hereto a legal or equitable right, remedy or claim under or with respect to this Amendment, the Credit Agreement or any of the other Loan Documents, it being the intention of the parties hereto that this Amendment and all of its provisions and conditions are for the sole and exclusive benefit of the Borrower, the Guarantors, the Administrative Agent and the Lenders.

10.Reimbursement of Expenses.  The Borrower unconditionally agrees to pay and reimburse the Administrative Agent and save the Administrative Agent harmless against liability for the payment of reasonable out-of-pocket costs, expenses and disbursements, including without limitation, fees and expenses of counsel incurred by the Administrative Agent in connection with the development, preparation, execution, administration, interpretation or performance of this Amendment and all other documents or instruments to be delivered in connection herewith.

11.Counterparts.  This Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all such counterparts shall together constitute one and the same instrument.

12.Entire Agreement.  This Amendment sets forth the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to the subject matter hereof.  No representation, promise, inducement or statement of intention has been made by any party which is not embodied in this Amendment, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not set forth herein.

13.Headings.  The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

14.Construction.  The rules of construction set forth in Section 1.2 [Construction] of the Credit Agreement shall apply to this Amendment.

15.Governing Law.  This Amendment shall be deemed to be a contract under the laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to its conflict of laws principles.

16.Amendment/Novation.  This Amendment amends the Credit Agreement.  All references to the "Credit Agreement" contained in the other Loan Documents delivered in connection with the Credit Agreement or this Amendment shall, and shall be deemed to refer to the Credit Agreement as amended by this Amendment.   Notwithstanding the foregoing, the Obligations of the Borrower and the other Loan Parties outstanding under the Credit Agreement and the Loan Documents as of the Fifth Amendment Closing Date shall remain outstanding and shall constitute continuing Obligations without novation and shall continue as such to be secured

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by the Collateral.  Such Obligations shall in all respects be continuing and this Amendment shall not be deemed to evidence or result in a novation or repayment and reborrowing of such Obligations.  The Liens securing payment of the Obligations under the Credit Agreement, as amended in the form attached to this this Amendment, shall in all respects be continuing, securing the payment of all Obligations.

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[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

BORROWER:
KOPPERS INC., a Pennsylvania corporation By: /s/ Michael J. Zugay Name:Michael J. Zugay Title:Chief Financial Officer
GUARANTORS:

KOPPERS HOLDINGS INC.,

a Pennsylvania corporation

KOPPERS DELAWARE, INC.,

a Delaware corporation

KOPPERS VENTURES INC.,

a Delaware corporation

KOPPERS WORLD-WIDE VENTURES CORPORATION,

a Delaware corporation

KOPPERS ASIA LLC,

a Delaware limited liability company

KOPPERS PERFORMANCE CHEMICALS INC.,
a New York corporation

KOPPERS RAILROAD STRUCTURES INC.,
a Delaware corporation

KOPPERS RECOVERY RESOURCES LLC

a Kansas limited liability company

KOPPERS UTILITY SERVICES LLC

a Pennsylvania limited liability company

By: /s/ Stephanie L. Apostolou

Name:Stephanie L. Apostolou

Title:Secretary

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BORROWER:

KOPPERS-NEVADA LIMITED-LIABILITY COMPANY,
a Nevada limited liability company
KOPPERS NZ LLC,
a New York limited liability company
WOOD PROTECTION MANAGEMENT LLC,
a Nevada limited liability company

By:/s/ Stephanie L. Apostolou
Name:Stephanie L. Apostolou

Title:Manager

WOOD PROTECTION LP, a Texas limited partnership By:WOOD PROTECTION MANAGEMENT LLC, as General Partner By:/s/ Stephanie L. Apostolou Name:Stephanie L. Apostolou Title:Manager

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BORROWER:

KOPPERS UTILITY AND INDUSTRIAL PRODUCTS INC.,
a South Carolina corporation
COX WOOD PRESERVING COMPANY,
a South Carolina corporation
NATIONAL WOOD SOURCING, LLC,
a South Carolina limited liability company
SUSTAINABLE MANAGEMENT SYSTEMS, LLC,
a South Carolina limited liability company
ATLANTIC POLE- GEORGIA, LLC,
a South Carolina limited liability company
ATLANTIC POLE- VIRGINIA, LLC,
a South Carolina limited liability company
KOPPERS RECOVERY RESOURCES LLC,
a South Carolina limited liability company
RUBY’S CORNER, LLC,
a South Carolina limited liability company
SWEETWATER WOOD HOLDINGS, LLC,
a South Carolina limited liability company
CAROLINA POLE, INC.,
a South Carolina corporation
NORTH-SOUTH WOOD PRESERVING COMPANY, INC.,
a South Carolina Corporation
STRUCTURAL WOODS PRESERVING CO.,
a North Carolina corporation
COVE CITY WOOD PRESERVING, INC.,
a North Carolina corporation
CAROLINA POLE LELAND, INC.,
a North Carolina corporation
LELAND LAND LLC,
a North Carolina limited liability company
COX WOOD OF ALABAMA, LLC,
an Alabama limited liability company

By: /s/ Stephanie L. Apostolou

Name:Stephanie L. Apostolou

Title:Secretary

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ADMINISTRATIVE AGENT AND LENDERS:
PNC BANK, NATIONAL ASSOCIATION, as a Lender and as Administrative Agent By: /s/ Troy Brown Name:Troy Brown Title:Senior Vice President

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Joseph F. King Name:Joseph F. King Title:Senior Vice President

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BANK OF AMERICA, N.A., as a Lender By: /s/ Susan Rich Name:Susan Rich Title:Vice President

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FIFTH THIRD BANK, NATIONAL ASSOCIATION as a Lender By: /s/ Michael S. Barnett Name:Michael S. Barnett Title:Senior Vice President

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BANK OF MONTREAL, as a Lender By: /s/ Anne Robles Name:Anne Robles Title:Vice President

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MUFG BANK, LTD., as a Lender By: /s/ George Stoecklein Name:George Stoecklein Title:Managing Director

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CITIZENS BANK, N.A., as successor by merger to Citizens Bank of Pennsylvania, as a Lender By: /s/ Carl S. Tabacjar, Jr. Name:Carl S. Tabacjar, Jr. Title:Senior Vice President

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KEYBANK NATIONAL ASSOCIATION, as a Lender By: /s/ Todd C. Moules Name:Todd C. Moules Title:Market President

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NORTHWEST BANK, as a Lender By: /s/ Stephen J. Orban Name:Stephen J. Orban Title:Senior Vice President

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THE HUNTINGTON NATIONAL BANK, as a Lender By: /s/ Marcel Fournier Name:Marcel Fournier Title:Vice President

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FIRST NATIONAL BANK OF PENNSYLVANIA, as a Lender By: /s/ Dennis F. Lennon Name:Dennis F. Lennon Title:Vice President

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TRISTATE CAPITAL BANK, as a Lender By: /s/ Ellen Frank Name:Ellen Frank Title:Senior Vice President

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WASHINGTON FINANCIAL BANK, as a Lender By: /s/ William J. King, Jr. Name:William J. King, Jr. Title:Senior Vice President

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TRUIST BANK (successor by merger to SunTrust Bank), as a Lender By: /s/ Matthew J. Davis Name:Matthew J. Davis Title: Senior Vice President